T. Rowe Price Health Sciences Fund

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

Supplement to Prospectuses Dated May 1, 2015

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as the fund’s co-portfolio manager and co-chairman of the fund’s Investment Advisory Committee. Mr. Bakri joined T. Rowe Price in 2011. Effective July 1, 2016, Mr. Tamaddon will step down as portfolio manager and Mr. Bakri will become the fund’s sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as co-chairman of the fund’s Investment Advisory Committee. Mr. Bakri joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector. Prior to joining the Firm, he was an equity research analyst with Cowen and Company and an investment banking analyst with Merrill Lynch. Effective July 1, 2016, Mr. Tamaddon will step down as co-chairman of the committee and Mr. Bakri will serve as sole chairman of the committee.

The date of this supplement is February 1, 2016.

F114-041 2/1/16